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                                                                  EXHIBIT 99.2

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT made and entered as of this ____ day of February, 1998 by and between CALL NOW, INC. (hereinafter referred to as the "Lender") having the address, 9701 Biscayne Boulevard, Miami Shores, FL 33138; and COMPRESSENT CORPORATION (hereinafter referred to as the "Company") having the address of 2105 Hamilton Avenue, Suite 140, San Jose, CA 95125.

                                   WITNESSETH:

         WHEREAS, Company has requested the Lender to lend to Company at any time and from time to time, subject to the terms herein, up to the sum of $10,000,000, solely for business purposes as hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants of the parties hereto, and for other good and valuable consideration, the parties hereto agree as follows:

         SECTION 1. COMMITMENT AND CONDITIONS

         1.1 COMMITMENT. Subject to the terms and conditions of this Agreement, the Lender agrees to loan up to the aggregate principal amount of $10,000,000 (the "Commitment Agreement"), on such dates on or before July 31, 1998 as the Company may request from time to time prior to such date.

         1.2 CONDITIONS. Notwithstanding any other provision of this Agreement, any new loan hereunder need not be made if the conditions precedent to the making of the loans specified in Section 2 herein have not been satisfied in full.

         1.3 NOTE. Each advance hereunder shall be noted by Lender on the promissory note (hereinafter referred to as the "Company Note") substantially in the form set forth in Exhibit A.




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         1.4      MANDATORY PREPAYMENT.

                  (a) The Company, without further notice or demand, shall promptly pay to the Lender as a prepayment of the loans the net proceeds (after deduction of reasonable offering expenses) of the sale of any securities it receives, which proceeds are expected to be received pursuant to private placement. Once Company has received proceeds from the sale of securities, the Commitment Agreement shall be reduced and the obligation of Lender to make any further loans hereunder shall be reduced to the extent of such proceeds.

         1.5 INTEREST. Interest will accrue on the principal amount outstanding from time to time under the Loan, computed on a daily basis, based upon a 360-day year, at the rate of 15% percent per annum. In no event shall interest be due at a rate in excess of the highest lawful rate. It is not the intention of the parties hereto to make any agreement which shall be violative of the applicable laws relating to usury. In no event shall Company pay or Lender accept or charge any interest which, together with any other charges upon the principal or any portion thereof, shall exceed the maximum lawful rate. Should any provision of this Agreement, or any existing or further notes or any other agreements between the parties be construed to require the payment of interest which, together with any other charges upon the principal, or any portion thereof, exceed such maximum lawful rate of interest, then any such excess shall be and is hereby expressly waived, and shall be credited to the outstanding principal balance.

         1.6 COMMITMENT FEE. Company shall pay Lender commitment fee of $400,000 within thirty (30) days after first loan pursuant to this agreement or on such other schedule as the parties agree.




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         1.7 STOCK PURCHASE WARRANT. Upon execution hereof, Company shall sell to Lender for $500.00 a warrant to purchase 500,000 shares of Company Common Stock for on the terms set forth in Exhibit B hereto.

         SECTION 2.  CONDITIONS TO LOANS.

         Prior to funding of each loan request hereunder, Company shall deliver to Lender:

         2.1 FUNDING REQUEST. Certificate to Lender setting forth certified copy of resolution duly adopted by the Company's Board of Directors by written consent requesting the loan and that such loan is required by the Company to meet working capital requirements or acquisitions due within ten (10) days of the date of adoption of such resolution.

         2.2 OFFICER'S CERTIFICATE. Certificate of officer of the Company certifying that the proceeds of such loan shall be utilized only for said purpose specified in the directors' resolution.

         2.3 RETURN OF UNUSED PROCEEDS. Any loan proceeds not utilized as set forth in the foregoing certificates shall be promptly returned to Lender.

         SECTION 3.  MISCELLANEOUS

         3.1 NOTICES. Any notice shall be conclusively deemed to have been received by the Company and be effective on the date on which delivered to the offices of the Company by messenger, courier or facsimile, or if sent by telegram, on the next business day after the day on which sent, addressed to them at their addresses as shown on the records of Lender, or if sent by registered or certified mail, addressed to them at said addresses, on the third business day after the day on which mailed.

         3.2 SURVIVAL OF REPRESENTATIONS. All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the execution of this Agreement and the execution




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and delivery to the Lender of the Note evidencing the indebtedness to the Lender hereunder, and shall continue in full force and effect so long as any indebtedness created hereunder is outstanding and unpaid. All covenants and agreements by or on behalf of a party which are contained or incorporated in this Agreement shall bind and inure to the benefit of the successors and assigns of the parties hereto.

         3.3 EFFECT OF DELAY. Neither any failure nor any delay on the part of Lender in exercising any right, power or privilege hereunder or under the Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.

         3.4 EXPENSES. The Company will pay all out-of-pocket expenses reasonably incurred by Lender in connection with the preparation of this Agreement, and all documents and instruments provided for herein, and the enforcement of the rights of Lender in connection with this Agreement, or with the loans and advances made or the Note issued hereunder, including but not limited to the fees of and expenses of special counsel for Lender which expenses shall be due and payable fifteen (15) days after giving a reasonably itemized statement thereof.

         3.5 MODIFICATIONS AND WAIVERS. No modification or waiver of any provision of this Agreement, or of the Note, nor consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Company or the Company in any case shall thereby entitle the Company to any other or further notice or demand in the same, similar or other circumstance.




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         3.6 BUSINESS DAY. Should any installment on the Note become due and payable on other than a business day of the Lender, the maturity thereof, shall be extended to the next succeeding business day with interest on the Principal amount thereof at the rate specified herein.

         3.7 REMEDIES CUMULATIVE. Any rights or remedies of the Lender hereunder or under any other writing shall be cumulative and in addition to every other right or remedy contained therein or herein or now or existing hereafter at law or in equity or by statute or otherwise.

         3.8 CONSTRUCTION. This Agreement shall be governed and construed in accordance with the Laws of the State of Florida.

         3.9 COMPLETE AGREEMENT. This Agreement (together with the Exhibits hereto and the Notes and Collateral provided for herein and all agreements, schedules and other instruments heretofore executed in connection with banking transactions) constitutes the entire agreement and supersedes all prior agreements and understandings, written or oral, between the Lender and the Company with respect to the making of loans to Company by Lender.

         3.10 RECORDS AND INSPECTION. Company shall keep correct current records of its inventory, accurately and sufficiently itemizing and describing the kinds, type and quantities of inventory and the costs and selling prices thereof, all of which records shall be continuously available to Lender for inspection; and Lender shall at all reasonable times have access to and the right to inspect and copy data from any of Borrower's other books and records for the purpose of checking and verifying all such statements and records.




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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.



                                            CALL NOW, INC.



                                            By:
                                                --------------------------------
                                                      William M. Allen
                                                      Chairman



                                            COMPRESSENT CORPORATION



                                            By:
                                                --------------------------------
                                                       Won Gil Choe
                                                       President




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                                 PROMISSORY NOTE


$
 ----------------                                            -------------------



         The undersigned, COMPRESSENT CORPORATION, a Florida corporation ("Maker"), for value received, promises to pay to CALL NOW, INC. ("CNI"), or assigns, at 9701 Biscayne Boulevard, Miami Shores, FL 33138, or at such other location as the holder hereof shall specify to Maker, the sum of ________________________________ DOLLARS ($__________) one year (1) year from the date hereof. Interest shall accrue from the date hereof at the rate of 15% per annum and shall be paid quarterly. After the maturity of any installment of principal or interest which is not paid when due, interest on such unpaid installment shall accrue at he highest rate allowed by law.

         In addition to, and not in limitation of the foregoing, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder that are not paid when due.

         If default be made in the payment of any amount herein provided for, then, or at any time thereafter, at holder's option, the security given to secure the payment of this Note may be foreclosed. Failure to exercise such option, or any other rights holder may have in the event of any such default, shall not constitute a waiver of the right to exercise such option or any other rights in the event of any subsequent default, whether of the same or a different nature.

         This Note may be prepaid in full or in part at any time and from time to time without premium or penalty.



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         The Maker hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the holder in respect of the time of payment or any other provisions of this Note. Maker hereby waives requirement of presentment, demand and protest of this Note.

         This Note is made under and governed by the laws of the State of Florida.



                                              COMPRESSENT CORPORATION



                                              By:
                                                  ------------------------------
                                                      President

Attest:



-----------------------------
Secretary




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THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE
NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE ACT.


Void after 5:00 P.M., West Coast Time, on February 3, 2001


                             STOCK PURCHASE WARRANT

         For the purchase of 500,000 shares of common stock of COMPRESSENT CORPORATION, par value $.001 per share (a Florida corporation).

         This is to certify that, for value received, CALL NOW, INC., or assigns, are entitled, subject to the terms and conditions hereinafter set forth, at or before 5:00 P.M. on February 3, 2001, to purchase 500,000 shares of the common stock of COMPRESSENT CORPORATION, $.001 par value per share, from the said corporation, for the purchase price of $6.25 per share, and to receive a certificate or certificates for the common stock so purchased upon presentation and surrender to the corporation of this warrant with payment of the purchase price for each share purchased; provided, however, that in the event that this warrant is exercised more than one (1) year after the original issue date, the exercise price shall be the lower of the foregoing price or the average of the closing bid and asked price of such common stock for the three (3) trading days immediately preceding such exercise.

         (a) The Corporation covenants and agrees that all shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof, and shall be fully paid and nonassessable.
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         (b) The purchase rights represented by this warrant are exercisable at the option of the holder hereof in whole or in part from time to time within the period specified above. In case of the purchase of less than all of the shares purchasable under this warrant, the corporation will cancel this warrant upon the surrender hereof and shall execute and deliver a new warrant for the balance of the shares purchasable hereunder.

         (c) The number of shares purchasable upon the exercise of this warrant and the purchase price per share shall be subject to adjustment from time to time as set forth herein.

         (d) If the outstanding shares of common stock of the corporation are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which this warrant relates. Such adjustment shall be made without change in the total price applicable to the unexercised portion of this warrant, but with a corresponding adjustment in the price of each share subject to the warrant.

         (e) If there shall be any adjustment as provided above, the corporation shall forthwith cause written notice to be sent to the initial holder of this warrant at the address of such holder shown on the books of the corporation, which notice shall be accompanied by a statement setting forth in reasonable detail the facts requiring any such adjustment and the warrant price and number of shares purchasable after such adjustment, as the case may be.

         (f) This warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the corporation unless and until this warrant shall be exercised.





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         IN WITNESS WHEREOF, the corporation has caused this warrant to be executed by the signatures of its duly authorized officers and its corporate seal hereunto affixed.



                                              COMPRESSENT CORPORATION



                                              By:
                                                  -----------------------------
                                                          President



                                              Attest:



Dated: February 3, 1998                       ----------------------------------
                                                          Secretary





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